UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36169	98-1120002
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House

100 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 278-0400

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2018 Annual General Meeting of Shareholders (the “2018 Annual Meeting”) was held on May 8, 2018. The following summarizes each of the 2018 Annual Meeting proposals and the voting results thereon:

I. Approval of Five Member Board and Election of Directors

The Company’s Bye-Laws provide for a classified Board, divided into three classes of approximately equal size. At the 2018 Annual Meeting, Company shareholders (the “Shareholders”) voted to fix the number of directors at five and to elect two Class B director nominees to the Company’s Board for terms ending at the Annual General Meeting of Shareholders held in 2021.

The table below details the voting results for this proposal.

Nominee	Votes For	Votes Against	Abstain	Non-Votes
D. Andrew Cook	5,958,285	261,226	7,529	2,026,187
John V. Del Col	5,985,492	234,291	7,257	2,026,187

II. Adoption of Amended and Restated Bye-laws

At the 2018 Annual Meeting, Shareholders voted to amend and restate the Company’s bye-laws (“Bye-laws”) as described in the proxy statement for the 2018 Annual Meeting. The amended and restated Bye-laws as approved by the Shareholders are attached hereto as Exhibit 3.1.

The table below details the voting results for this proposal.

Votes For	Votes Against	Abstain	Non-Votes
6,165,679	41,577	19,784	2,026,187

III. Appointment of Independent Auditor

At the 2018 Annual Meeting, Shareholders voted to approve the appointment of Ernst & Young Ltd., an independent registered public accounting firm, as the Company’s independent auditor for 2018, and authorized the Board, acting by the Company’s Audit Committee, to set their remuneration. The table below details the voting results for this proposal.

The table below details the voting results for this proposal.

Votes For	Votes Against	Abstain	Non-Votes
8,183,942	49,372	19,913	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bye-laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Capital Reinsurance Holdings Ltd. (Registrant)

May 9, 2018	By:	/s/ John V. Del Col
Date	Name:	John V. Del Col
	Title:	Secretary